SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2002

RETEK INC

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28121	51-0392671

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Retek on the Mall 950 Nicollet Mall Minneapolis, MN 55403 (612) 587-5000

(Addresses, including zip code, and telephone number, including area code, of principal executive offices)

ITEM 5. Other Events

     On September 27, 2002, Retek Inc. issued a press release announcing certain management changes, a copy of which is attached as an exhibit to this report.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     99.1 Press release of September 27, 2002 announcing certain management changes.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETEK INC.

DATE: October 2, 2002	By: /s/ Greg Effertz Greg Effertz Vice President, Finance & Administration, Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit	Description	Page

99.1	Press release of September 27, 2002 announcing certain management changes	5

4